                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                                 [ X ]
Filed by a Party other than the Registrant              [   ]

Check the appropriate box:

[ X ]    Preliminary Proxy Statement
[   ]    Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
[   ]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant to Section 240.14a-l2

                   AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
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                (Name of Registrant as Specified In Its Charter)

     ----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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         1)   Title of each class of securities to which transaction applies:

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              pursuant to Exchange Act Rule 0-11 (set forth the amount on which
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[   ]    Fee paid previously with preliminary materials.

[   ]    Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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                                 PROXY STATEMENT

                                 March 15, 2004
                                 -----------------------------------------------

                                           IMPORTANT VOTING INFORMATION INSIDE

                                 American Century Quantitative Equity Funds

PROPOSAL 1: APPROVAL OF CHANGE OF DOMICILE FROM CALIFORNIA TO MARYLAND

SCHEDULE II: AMENDED AND RESTATED ARTICLES OF INCORPORATION OF AMERICAN

Letter from the President

                   American Century Quantitative Equity Funds

                                4500 Main Street
                           Kansas City, Missouri 64111

                                 March 15, 2004

Dear American Century Shareholder,

I am writing to inform you of the upcoming Special Meeting of all of the shareholders of American Century Quantitative Equity Funds to be held on Monday,
April 26, 2004. At this meeting, you are being asked to vote on an important
Proposal affecting the Funds. The Board of Directors of your Funds believes that this Proposal is in the Funds' and your best interest.

I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't. When shareholders do not return their proxies, additional expenses are incurred to pay for follow-up mailings and telephone calls. PLEASE TAKE A FEW MINUTES TO REVIEW THIS PROXY STATEMENT
AND VOTE YOUR SHARES TODAY.

The Board of Directors of the Funds has unanimously approved the Proposal and recommends a vote "FOR" the Proposal. If you have any questions regarding the issues to be voted on or need assistance in completing your proxy card, please contact your investment professional. You also may contact American Century's proxy solicitor, Alamo Direct, at 1-866-362-0612.

I appreciate your consideration of this important Proposal. Thank you for investing with American Century and for your continued support.

Sincerely,

/s/ William M. Lyons
William M. Lyons
President

PROXY STATEMENT SUMMARY

The following Q&A is a brief summary of the Proposal to be considered at the
Special Meeting. The information below is qualified in its entirety by the more detailed information contained elsewhere in this proxy statement. Please read all the enclosed proxy materials before voting. PLEASE REMEMBER TO VOTE AS SOON
AS POSSIBLE.

WHEN WILL THE SPECIAL MEETING BE HELD? WHO IS ELIGIBLE TO VOTE?

The Special Meeting will be held on Monday, April 26, 2004, at 10 a.m. Central time at American Century's offices at 4500 Main Street, Kansas City, Missouri.
Please note that this will be a business meeting only. No presentations about the Funds are planned. The record date for the meeting is the close of business on March 2, 2004. All of the shareholders who own shares of American Century
Quantitative Equity Funds at that time are eligible to vote at the Special
Meeting.

WHY ARE THE FUNDS HAVING A SPECIAL MEETING?

Shareholders are being asked to approve changing the state of domicile of
American Century Quantitative Equity Funds ("American Century California") from
California to Maryland (the "Change of Domicile"). In addition, the meeting will provide an opportunity to seek shareholder approval of amendments to the articles of incorporation of American Century California to properly set forth the existing rights of all classes of each Fund in the records of the California
Secretary of State.

HOW DO THE DIRECTORS RECOMMEND THAT I VOTE ON THE PROPOSAL?

The Board of Directors unanimously recommends that you vote "FOR" the Proposal.

WHY CHANGE AMERICAN CENTURY CALIFORNIA'S STATE OF DOMICILE TO MARYLAND?

The Board of Directors of American Century California has determined that mutual funds formed as Maryland corporations have certain advantages over those funds organized as California corporations. Maryland corporate law contains certain provisions specifically designed for mutual funds; California corporate law does not have similar provisions. Further, Maryland corporate law explicitly recognizes that funds may operate in series and that shareholders of one series will not be burdened with liabilities of another series. Finally, because a great number of mutual funds are organized as Maryland corporations, as opposed to the relatively few mutual funds organized as California corporations, there is a well-established practice of interpreting and applying Maryland corporate law to mutual funds.

HOW WILL THE CHANGE OF DOMICILE BE ACCOMPLISHED?

Pursuant to an Agreement and Articles of Merger, American Century California
will be merged into a newly formed Maryland corporation ("American Century
Maryland"). American Century Maryland will have the same funds and classes of those funds as American Century California. On the effective date of the Change of Domicile, each outstanding share of each class of each fund of American
Century California ("Current Fund") will automatically become one share of the corresponding class and fund of American Century Maryland ("New Fund").

In order for the Change of Domicile to take place, the articles of incorporation of American Century California must be amended. Your "yes" vote on the Change of
Domicile will also have the effect of approving the amendment and restatement of the articles of incorporation attached as Schedule II to this proxy statement.
This amendment and restatement will correct and ratify some of our prior filings with the California Secretary of State by properly setting forth the existing rights of all classes of the Current Funds.

WHY ARE THE DIRECTORS RECOMMENDING A VOTE "FOR" THE PROPOSAL?

Your Directors reviewed this Proposal with your interests in mind and believe the Change of Domicile to be in your and the Funds' best interests. They believe that the amendment of American Century California's articles of incorporation and Change of Domicile will benefit you by providing the advantages outlined above and will permit the Funds to operate more efficiently.

WHO IS ASKING FOR MY VOTE?

Your Board of Directors is asking you to sign and return the enclosed proxy card so your votes can be cast at the Special Meeting. In the unlikely event your
Fund's meeting is adjourned, these proxies also would be voted at the reconvened meeting.

WILL THE CHANGE OF DOMICILE HAVE ANY EFFECT ON THE VALUE OF MY INVESTMENT?

No. On the date the Change of Domicile takes place you will receive the same number of shares of the New Fund with the same value as your Current Fund shares.

The conversion of shares will be tax free. We will obtain a favorable tax opinion confirming that the Change of Domicile will not be a taxable event for you for federal income tax purposes. Your tax basis and holding period for your shares will not change.

The "move" to Maryland will largely be on paper and transparent to you; your
Fund will continue to operate as it currently does. The total expense ratio, investment objective and strategy, portfolio management team, officers and directors of each New Fund is identical to that of its corresponding Current
Fund. The New Funds also will have the same distribution, purchase, redemption and exchange policies as the Current Funds.

HOW DO I VOTE MY SHARES?

We've made it easy for you. You can vote online, by phone, by mail, by fax or in person at the Special Meeting. To vote online, access the Web site listed on your proxy card (you will need the control number that appears on the right-hand side of your proxy card). To vote by telephone, call the toll-free number listed on your proxy card (you will need the control number that appears on the right-hand side of your proxy card). To vote by mail, complete, sign and send us the enclosed proxy voting card in the enclosed postage-paid envelope. To vote by fax, complete and sign the proxy voting card and fax both sides of the card to the toll-free number listed on your proxy card. You also may vote in person at the meeting on Monday, April 26, 2004.

Your shares will be voted EXACTLY as you tell us. If you simply sign the enclosed proxy card and return it, we will follow the recommendation of your
Board of Directors and vote it "FOR" the Proposal.

IF I SEND MY PROXY IN NOW AS REQUESTED, CAN I CHANGE MY VOTE LATER?

Yes! A proxy can be revoked at any time using any of the voting procedures described on your proxy vote card or by attending the Special Meeting and voting in person. Even if you plan to attend the Special Meeting and vote in person, we ask that you return the enclosed proxy vote card. Doing so will preserve your vote and help us achieve a quorum for the meeting.

If you have any questions regarding the proxy statement or need assistance in voting your shares, please call your investment professional. You also may call
American Century's proxy solicitor, Alamo Direct, at 1-866-362-0612.

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                      TO BE HELD ON MONDAY, APRIL 26, 2004

                   American Century Quantitative Equity Funds
                                4500 Main Street
                           Kansas City, Missouri 64111
                                 1-800-345-2021

NOTICE IS HEREBY GIVEN that a Special Meeting of the shareholders of each portfolio (each, a "Fund" and, collectively, the "Funds") of American Century
Quantitative Equity Funds, a California corporation ("American Century
California"), will be held at American Century California's offices at 4500 Main
Street, Kansas City, Missouri, on Monday, April 26, 2004, at 10 a.m. Central
time, for the following purposes:

    PROPOSAL 1.     To approve the change of the domicile of American Century
                    California from California to Maryland pursuant to an
                    agreement and articles of merger whereby American Century
                    California will be merged with and into a newly formed
                    Maryland corporation;

    PROPOSAL 2.     To transact such other business as may properly come before the Special Meeting or any adjournment thereof (the Board of
                    Directors is not aware of any other items to be considered).

This is a notice and proxy statement for the Special Meeting. Each Fund's shareholders will vote together, and all of American Century California's shareholders will vote together (without regard to Fund), with respect to
Proposal 1. If you own shares of more than one Fund, each Fund you own should be listed on the enclosed proxy voting card. Please complete, sign and return the enclosed proxy voting card.

Only shareholders of record as of the close of business on March 2, 2004 are eligible to notice of and to vote at the Special Meeting and any adjournments thereof. Your attention is directed to the attached proxy statement.

Your vote is important regardless of the size of your holdings in the Funds.
Whether or not you expect to be present at the Special Meeting, we urge you to complete, sign, date and mail the enclosed proxy card in the postage-paid envelope provided so you will be represented at the meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE "FOR" THE
PROPOSAL.

March 15, 2004

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Charles C. S. Park
Charles C. S. Park
Secretary

PROXY STATEMENT

March 15, 2004

This proxy statement is furnished to the shareholders of record as of the close of business on March 2, 2004, of each Fund listed below in connection with the solicitation of proxies by and on behalf of the Board of Directors of American
Century Quantitative Equity Funds ("American Century California") to be used at the Special Meeting of shareholders to be held on Monday, April 26, 2004. The
Special Meeting will be held at American Century California's offices at 4500
Main Street, Kansas City, Missouri, at 10 a.m. Central time, and any adjournments thereof. The shares of capital stock of American Century California are issued in series representing different investment portfolios, generally referred to as "funds". In this proxy statement, a single series of American
Century California is called a "Current Fund" and the series of American Century
California as a group are called the "Current Funds."

                      THE CURRENT FUNDS
                      ------------------------------------
                      Income & Growth Fund
                      ------------------------------------
                      Equity Growth Fund
                      ------------------------------------
                      Small Company Fund
                      ------------------------------------
                      Utilities Fund
                      ------------------------------------
                      Global Gold Fund
                      ------------------------------------

VOTING OF PROXIES. If you vote your proxy now, you may revoke it before the
Special Meeting using the voting procedures described on your proxy vote card or by attending the Special Meeting and voting in person. If you properly execute and return the enclosed proxy in time to be voted at the Special Meeting, your shares represented by the proxy will be voted at the Special Meeting in accordance with the your instructions. Unless revoked, proxies that have been returned by shareholders without instructions will be voted in favor of all
Proposals. The proxy grants discretion to the persons named therein, as proxies, to take such further action as they may determine appropriate in connection with any other matter which may properly come before the Special Meeting or any adjournments of the Special Meeting. The Board of Directors of American Century
California does not currently know of any matter to be considered at the Special
Meeting other than the matter set forth in the Notice of Special Meeting of
Shareholders.

Schedule IV to this proxy statement sets forth, as of the close of business on
February 26, 2004, the total number of shares of each of the Current Funds that are eligible to vote at the Special Meeting. Schedule V to this proxy statement sets forth, as of the close of business on February 26, 2004, the share ownership of those shareholders known by the Advisor to own more than 5% of a
Current Fund's shares.  As of February 26, 2004, the officers and directors of
American Century California, as a group, owned less than 1% of any Current
Fund's shares.

QUORUM. A quorum is the number of shares legally required to be present at a meeting in order to conduct business. The quorum for the Special Meeting is 50%
of the outstanding shares of each Current Fund. Shares may be represented in person or by proxy. Abstentions and broker non-votes (i.e., proxies sent in by brokers and other nominees that cannot vote on a proposal because instructions have not been received from the beneficial owners) will be counted as "present"
for purposes of determining whether or not a quorum is present for the Special
Meeting. If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes are not received to approve the Proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Special Meeting in person or by proxy. If a quorum is not present, the persons named as proxies will vote in favor of such adjournments those proxies which they are authorized to vote "FOR" the Proposal, and will vote against such adjournments those proxies which they are authorized to vote "AGAINST" such Proposal.

SHAREHOLDER VOTE REQUIRED. The Proposal must be approved by a vote of a majority of the outstanding voting securities of each Current Fund and by a majority of the outstanding voting securities of the Current Funds taken together as a whole.

Each Current Fund uses dollar-based voting, meaning that the number of votes a shareholder is entitled to cast is based upon the dollar amount of the shareholder's investment in shares of a Current Fund. However, because the approval of Proposal 1 will also be an approval of an amendment and restatement of the articles of incorporation of American Century California, the Board has determined that Proposal 1 must also be approved without using dollar-based voting (i.e., each shareholder will be entitled to one vote for each share he or she holds).

PROXY SOLICITATION. This notice of Special Meeting and proxy statement are first being mailed to shareholders on or around March 15, 2004. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile or other electronic means by representatives of American Century Investment Management,
Inc., the Current Funds' investment advisor (the "Advisor"). In addition, Alamo
Direct, a proxy solicitation firm, will be paid to solicit shareholders on behalf of the Current Funds. The total anticipated cost of such services to be rendered by Alamo Direct is estimated to be $550,000. THE EXPENSES IN CONNECTION
WITH PREPARING THIS PROXY STATEMENT AND ITS ENCLOSURES AND OF ALL SOLICITATIONS
WILL BE PAID BY THE ADVISOR.

PROPOSAL 1:
APPROVAL OF CHANGE OF DOMICILE FROM CALIFORNIA TO MARYLAND
PURSUANT TO THE AGREEMENT AND ARTICLES OF MERGER

INFORMATION ABOUT THE PROPOSED CHANGE OF DOMICILE

Subject to the approval of shareholders, the Board of Directors has approved
American Century California's Change of Domicile from California to Maryland in accordance with the Agreement and Articles of Merger attached as Schedule I to this Proxy Statement (the "Merger Agreement"). The primary reason for the Change of Domicile is to give the company greater flexibility to operate its individual funds independently. The "move" to Maryland would be largely transparent to you;
your fund would continue to be managed as it currently is.

Pursuant to the Merger Agreement, American Century California will merge into a new Maryland corporation named American Century Quantitative Equity Funds, Inc.
("American Century Maryland"), and each issued and outstanding share of each
Current Fund of American Century California will automatically be converted into one share of a corresponding class of a fund of American Century Maryland (each, a "New Fund" and collectively, the "New Funds"). Upon the effectiveness of the
Change of Domicile, American Century Maryland will succeed to all of the assets and liabilities of American Century California, and American Century California
will cease to exist. Except as described in this proxy statement, each New Fund will operate in the same manner and with the same investment objectives, policies and restrictions as its corresponding Current Fund has in the past.

REASONS FOR THE CHANGE OF DOMICILE. While federal securities laws largely govern the way mutual funds operate, they do not cover every aspect of a fund's existence and operations. State law and the fund's governing documents govern certain key aspects of a fund's operations.

American Century California is a California corporation. The Board of Directors of American Century California has determined that mutual funds formed as
Maryland corporations have certain advantages over those funds organized as
California corporations. Maryland corporate law contains provisions specifically designed for mutual funds. Maryland law allows greater flexibility in drafting a fund's governing documents, which can result in greater efficiencies of operation and savings for a fund and its shareholders. For example, a fund organized as a Maryland corporation can potentially accomplish certain actions otherwise permitted under the Investment Company Act of 1940 (the "Investment
Company Act") without incurring the substantial costs and delay of first seeking approval of all the shareholders of the corporation. For example, provisions of a Maryland fund's governing documents may be made dependent on facts ascertainable outside those governing documents so that these documents may change over time as the external references change.

Maryland law explicitly recognizes that funds may operate in series and that shareholders of one series will not be burdened with liabilities of another series. Furthermore, because a great number of mutual funds are organized as
Maryland corporations, there is a well-established practice of interpreting and applying Maryland law to mutual funds. As a result, the Change of Domicile will cause the funds to be governed by Maryland corporate law and enable the funds to exist in a legal environment that is better suited for their operations. A comparison of Maryland corporate law and California corporate law is set forth below.

The shareholders of the Current Funds will not be subject to additional potential or actual investment risks as shareholders of the New Funds, and the
Change of Domicile will not interrupt investment advisory services. No sales or other charges will be imposed on any of the shares of New Funds received by shareholders of the Current Funds in connection with the Change of Domicile and shareholders will not bear the costs of the Change of Domicile.

For these reasons, the Board of Directors believes that it is in the best interests of the Current Funds and their shareholders to approve the proposed
Change of Domicile.

PRINCIPAL FEATURES OF THE CHANGE OF DOMICILE. To accomplish the Change of
Domicile, American Century Maryland will be formed as a Maryland corporation pursuant to articles of incorporation that have been filed with the Maryland
State Department of Assessments and Taxation, with series and classes corresponding to those of American Century California. Next, one share of each class of each series of American Century Maryland capital stock will be issued to American Century California. Upon the effectiveness of the Change of
Domicile, these shares will be cancelled, and American Century California will merge with and into American Century Maryland. Each outstanding share of each class and series of stock of American Century California will automatically become one share of the corresponding class and series of stock of American
Century Maryland. Shareholders of American Century California will automatically become shareholders of American Century Maryland. This merger will be completely on paper and be transparent from the shareholders' perspective.

The Investment Company Act requires that shareholders of a fund elect directors, approve the fund's initial investment management agreement and each fund's distribution and shareholder services plan. To satisfy these requirements and to effect the Change of Domicile, following approval of the Change of Domicile by shareholders but prior to cancellation of its shares, American Century
California will vote (1) to elect the directors of American Century California who are in office at the time of the Change of Domicile as the directors of
American Century Maryland, (2) to approve the initial investment management agreement of the New Funds, which is identical to the management agreement currently in effect for the Current Funds and (3) the Master Distribution and
Shareholder Services Plan of each New Fund, which is identical to the plan currently in effect for each corresponding Current Fund.

American Century Maryland also will enter into the following agreements, which will be substantially the same as those currently in effect with American
Century California:

     *    Distribution Agreement with American Century Investment Services, Inc.

     *    Master Agreement with Commerce Bank N.A.

     *    Transfer Agency Agreement with American Century Services Corporation

     *    Credit Agreement with The Chase Manhattan Bank, as Administrative
          Agent

     *    Multiple class plans for each of the New Funds, which will be
          identical to those plans then in effect for each of the Current Funds          California

     *    Global Custody Agreement with The Chase Manhattan Bank.

On the effective date of the Change of Domicile, American Century California will merge with and into American Century Maryland, and each outstanding share of each class of each Current Fund will automatically become one share of a corresponding class of the corresponding New Fund. Each shareholder of American
Century California will automatically become a shareholder of American Century
Maryland, and will hold, immediately after the Change of Domicile is effective, shares of the same class of the corresponding New Fund with the same total dollar value that the shareholder held immediately before the Change of
Domicile. The Change of Domicile will not affect the net asset value of any shareholder's account.

As a result of the Change of Domicile, the business of the New Funds and the rights and obligations of their shareholders, directors and officers will be governed by Maryland law and by American Century Maryland's Articles of
Incorporation and By-Laws, rather than by California law and American Century
California's then-existing Amended and Restated Articles of Incorporation and
By-Laws. A copy of American Century Maryland's articles of incorporation is attached to this proxy statement as Schedule III. Copies of its By-Laws are available for inspection at the principal executive offices of American Century
Maryland and will be sent to shareholders free upon request.

The Change of Domicile will be effective upon the acceptance of the filing of the Merger Agreement by the California Secretary of State and the Maryland State
Department of Assessments and Taxation in the manner prescribed by law, which filings are expected to be made as promptly as practicable after the Special
Meeting. The Change of Domicile may, however, become effective at another time and date should circumstances warrant. To protect American Century California against unforeseen events, and notwithstanding the approval of the Merger
Agreement by shareholders of American Century California, the Change of Domicile
may be terminated or amended at any time prior to its consummation by action of the Board of Directors of American Century California. However, no amendment that will materially and adversely affect the interests of shareholders of
American Century California will be made without prior shareholder approval.

AMERICAN CENTURY MARYLAND. American Century Maryland, like American Century
California, will be an open-end management investment company. Each New Fund will pursue investment objectives and principal investment strategies that are identical to those of its corresponding Current Fund. Each New Fund will have plans, agreements, service providers, and fee schedules that are identical to the existing plans, agreements, service providers, and fee schedules applicable to its corresponding Current Fund. Any account options or privileges of shareholders of the Current Funds will be replicated in their New Fund accounts.

American Century Maryland will have a fiscal year ending December 31, as does
American Century California. Subject to the provisions of its Articles of
Incorporation, its By-Laws and Maryland law, the business of American Century
Maryland will be managed by its directors, who will have all powers necessary to carry out that responsibility. The powers and responsibilities of the directors will be substantially the same as those of the directors of American Century
California.

The directors of American Century Maryland will be the same directors who currently serve American Century California. It is anticipated that the current officers of American Century California will be appointed by the directors to serve as officers of American Century Maryland and will perform substantially the same functions for American Century Maryland following the Change of
Domicile as they now perform on behalf of American Century California.

AUTHORIZED CAPITAL AND AMENDMENT OF ARTICLES OF INCORPORATION. American Century
California's articles of incorporation, as amended and restated, provide for a capitalization of 20 billion shares of Common Stock in total divided into 2 billion shares each of ten series of Common Stock. American Century Maryland's articles of incorporation also authorize the issuance of 20 billion shares of
Common Stock in total divided into 2 billion shares each of ten shares Common
Stock.

After American Century California's Board of Directors approved several classes of its A(1) through A(6) Common Stock in 1997 and 1998, American Century
California did not properly submit certain corporate filings with the California
Secretary of State. Because American Century California has always treated the shareholders of these classes as having the rights ascribed to them by the Board of Directors, there has been no economic harm to the Current Funds or their shareholders. While we believe that such shareholders are equitably and economically entitled to such rights, the legal status of these classes is uncertain. Consequently, as a condition to the Change of Domicile, the Board is requiring American Century California to file amended and restated articles with the California Secretary of State to correct its filings prior to the effective time of the Change of Domicile. These amended and restated articles of incorporation, attached as Schedule II to this proxy statement, do nothing more than properly set forth the existing rights of all classes of the Current funds as such rights have been previously described in American Century California's disclosure documents to shareholders and in filings with the Securities and
Exchange Commission. Shareholder approval of the Change of Domicile will be deemed to be approval of these amended and restated articles of incorporation for American Century California.

COMPARISON BETWEEN CALIFORNIA AND MARYLAND LAW.

American Century Maryland is a Maryland corporation and American Century
California is a California corporation. While much is similar between the state laws governing the two types of corporations, there are certain differences.

GOVERNING DOCUMENTS. The operations of American Century Maryland, as a Maryland corporation, are governed by its Articles of Incorporation, amendments and supplements thereto, and applicable Maryland law. The operations of American
Century California, as a California corporation, are governed by its Articles of
Incorporation, amendments and supplements thereto, and applicable California law.

SPECIAL INVESTMENT COMPANY PROVISIONS FOR MARYLAND CORPORATIONS. A number of
Maryland corporate law provisions expressly benefit mutual funds formed in
Maryland. Most important, the series fund structure is recognized by statute, so that the shareholders of one fund will not be burdened with the liabilities of another fund. Under Maryland law, transfer of the assets of a fund in many circumstances would not be considered the sale of all or substantially all of the assets of the corporation, so that no shareholder approval would be required. Other provisions of Maryland law allow flexibility in increasing the number of authorized shares of stock and in changing the name of the corporation or a fund. American Century Maryland's Articles of Incorporation, consistent with Maryland law, will also provide broad redemption rights at the option of the corporation and will permit one New Fund to reorganize or dissolve without a vote of the shareholders of all the New Funds. These factors and other aspects of Maryland law are expected to add flexibility and reduce cost when compared to operating in California.

LIABILITY OF SHAREHOLDERS. Shareholders of a California corporation generally do not have personal liability for the corporation's obligations. However, a shareholder may be liable to the extent that the shareholder receives a prohibited distribution with knowledge of facts indicating the distribution is prohibited; the shareholder receives a distribution which exceeds the amount that the shareholder could properly receive under California law; or where such liability is necessary to prevent fraud.

Shareholders of a Maryland corporation generally do not have personal liability for the corporation's obligations, except in certain circumstances when a director is held liable for an improper distribution and seeks contribution from a shareholder who knowingly accepted such improper distribution or where such liability is necessary to prevent fraud.

ELECTION OF DIRECTORS; TERMS; ANNUAL SHAREHOLDER MEETINGS. In general, shareholders of a California corporation elect directors at each annual meeting.
However, because American Century California is an investment company registered under the Investment Company Act of 1940, it is not required to hold annual or special meetings of shareholders unless required by the Investment Company Act.
The By-Laws of American Century California provide that the Directors will be elected at a meeting of the shareholders called for such purpose and that such meetings will be held only if required under the Investment Company Act.
Directors serve until the next annual meeting of shareholders or until the expiration of the term for which elected and until a successor has been elected and qualified.

American Century Maryland will not be required to hold annual meetings unless required by the Investment Company Act. The By-Laws of American Century Maryland
provide that the Directors will be elected at the annual meeting of the shareholders provided that such annual meeting is required under the Investment
Company Act. Elections may also be held at a special meeting of shareholders called for the purpose of electing Directors. In accordance with Maryland law, each Director of American Century Maryland will serve until a successor is elected, subject to earlier death, incapacity, resignation, retirement or removal (see below). Shareholders may elect successors to such Directors only at annual or special meetings of shareholders.

The Investment Company Act requires that a special meeting of shareholders be called for the purpose of electing directors if less than a majority of the directors was elected by shareholders.

REMOVAL OF DIRECTORS. A director of American Century California may be removed by the affirmative vote of a majority of the outstanding shares subject to certain conditions provided in the California General Corporation Law. A director of American Century Maryland may be removed by the affirmative vote of a majority of the voting power of the outstanding shares of American Century
Maryland.

SPECIAL MEETINGS OF SHAREHOLDERS. American Century California's By-Laws provide that a special meeting of shareholders may be called by the Board of Directors, by the President or other officer of the corporation, or by one or more shareholders entitled to cast at least 10% of the votes entitled to be cast at the special meeting. Requests for a special meeting must, among other things, state the purpose of such meeting and the matters to be voted upon.

American Century Maryland's By-Laws provide that a special meeting of shareholders may be called by the President, Secretary, a majority of the Board of Directors or holders of shares entitled to cast at least 10% of the votes entitled to be cast at the special meeting. Requests for a special meeting must, among other things, state the purpose of such meeting and the matters to be voted upon. No special meeting may be called to consider any matter previously voted upon at a special meeting called by the shareholders during the preceding twelve months, unless requested by a majority of all shares entitled to vote at such meeting.

LIABILITY OF DIRECTORS AND OFFICERS; INDEMNIFICATION. California law permits a corporation to indemnify any person who was or is a party, or is threatened to be made a party, to any proceeding (other than an action by or in the right of the corporation) by reason of the fact that he or she is or was an agent of the corporation, against expenses, judgments, fines, settlements and amounts actually and reasonably incurred in connection with such proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in the best interests of the corporation and, in the case of a criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. Under California law, indemnification of a corporation's directors and officers is mandatory if a director or officer has been successful on the merits or otherwise in the defense of certain proceedings. American Century California's articles of incorporation permit it to provide such indemnification and eliminate the liability of directors to the fullest extent permitted under California law.

Maryland law has broader limitation of liability provisions than California law, and permits a corporation to eliminate liability of its directors and officers or its shareholders, except for liability arising from receipt of an improper benefit or profit or from a judicial finding of active and deliberate dishonesty that was material to the cause of action. American Century Maryland's articles of incorporation eliminate director and officer liability to the fullest extent permitted under Maryland law. Under Maryland law, indemnification of a corporation's directors and officers is mandatory if a director or officer has been successful on the merits or otherwise in the defense of certain proceedings. Maryland law has broader indemnification provisions than California law, and permits indemnification for other matters unless it is established that the act or omission giving rise to the proceeding was committed in bad faith, as a result of active and deliberate dishonesty, or one in which a director or officer actually received an improper benefit, or, in the case of a criminal proceeding, if he or she has reasonable cause for believing that the act or omission was unlawful. However, a director may not be indemnified for a derivative proceeding in which the director is adjudged to be liable to the corporation.

TERMINATION. California law provides that American Century California may be dissolved by the vote of shareholders holding one-half of the shares outstanding. American Century California's Articles of Incorporation do not
permit a Current Fund to be terminated upon only the vote of the shareholders of such Current Fund, but instead require any vote of the shareholders of American
Century California to include a vote of all of the shareholders of American
Century California.

Maryland law and American Century Maryland's Articles of Incorporation provide that American Century Maryland may be dissolved by the vote of a majority of the
Board of Directors and a majority of the voting power of the shareholders entitled to vote on the dissolution. Additionally, American Century Maryland will generally be able to terminate an individual New Fund upon receiving approval from the Board of Directors.

VOTING RIGHTS OF SHAREHOLDERS. Shareholders of a California corporation, such as
American Century California, are entitled to vote on, among other things, those matters which effect fundamental changes in the corporate structure (such as a reorganization) as provided by California law. A shareholder of a California corporation, upon notice to the corporation, may cumulate his or her vote for the election of directors and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder's shares are normally entitled.

Shareholders of a Maryland corporation, such as American Century Maryland, are entitled to vote on, among other things, those matters which effect fundamental changes in the corporate structure (such as a merger or consolidation) as provided by Maryland law. However, as a registered open-end investment company,
American Century Maryland generally will not need to obtain the approval of its shareholders to transfer the assets of a New Fund or to terminate a New Fund. In addition, American Century Maryland shareholders do not have cumulative voting rights for directors.

AMENDMENTS TO ORGANIZATION DOCUMENTS. In general, amendments to American Century
California's Articles of Incorporation may be adopted if approved by a vote of a majority of the shares at any meeting, provided the notice of such meeting states the general nature of the proposal. The Board of Directors of American
Century California may approve amendments to the Articles of Incorporation to classify or reclassify unissued shares of a class of stock without shareholder approval. American Century California's By-Laws may be amended by a vote of a majority of the shares at any regular meeting or special meeting of the shareholders or by the Board of Directors, except that the Board may not vary the number of directors outside of the limits specified in the By-Laws.

In general, amendments to American Century Maryland's Articles of Incorporation
may be adopted if recommended by the Board of Directors and approved by a vote of a majority of the voting power of the outstanding stock at any meeting at which a quorum is present. Consistent with Maryland law, however, American
Century Maryland reserves the right to amend, alter, change or repeal any provision contained in its Articles of Incorporation in the manner now or hereafter prescribed by statute, including any amendment that alters the contract rights, as expressly set forth in the Articles of Incorporation, of any outstanding stock, and all rights conferred on shareholders are granted subject to this reservation. The Board of Directors of American Century Maryland may
also classify or reclassify unissued shares of a class of stock without shareholder approval. American Century Maryland's By-Laws provide that the
By-Laws may be amended at any regular meeting or special meeting of the shareholders provided that notice of such amendment is contained in the notice of the meeting. The By-Laws may be also amended by the affirmative vote of a majority of the Board of Directors at any regular or special meeting of the
Board, unless the By-Laws require approval by a shareholder vote.

FEDERAL INCOME TAX CONSEQUENCES

The following is a general summary of the material federal income tax consequences of the proposed Change of Domicile to the shareholders of American
Century California. It is based upon the current provisions of the Internal
Revenue Code, as amended (the "Code"), the existing Treasury regulations thereunder, current administrative rulings of the Internal Revenue Service (the
"IRS") and judicial decisions, all of which are subject to change.

The principal Federal income tax consequences that are expected to result from the merger, under currently applicable law, are as follows: (i) the merger will constitute a "reorganization" within the meaning of Section 368(a)(1)(F) of the
Code; (ii) no gain or loss will be recognized by any of the Current Funds as a result of the merger; (iii) no gain or loss will be recognized by any shareholder of the Current Funds upon the receipt of shares of the New Funds as a result of the merger; (iv) no gain or loss will be recognized by any New Fund as a result of the merger; (v) the tax basis of the shares of the New Fund to be received by a shareholder of the corresponding Current Fund will be the same as the tax basis of the shares of the Current Fund previously held; (vi) the basis to American Century Maryland of the assets of American Century California will be the same as the basis of those assets in the hands of American Century
California immediately prior to the merger; (vii) the holding period of the shares of a New Fund to be received by a shareholder of the corresponding
Current Fund will include the holding period for which such shareholder held the shares of the Current Fund, provided that such shares of the Current Fund are capital assets in the hands of such shareholder as of the effective date; and
(viii) the holding period of the assets of American Century California in the hands of American Century Maryland will include the period during which those assets were held by American Century California.

The Board of Directors expects to receive a favorable opinion of counsel as to the foregoing Federal tax consequences of the merger prior to completing the merger, which opinion will be conditioned upon the accuracy, as of the date of the Merger Agreement and as of the closing of the merger, of certain representations made by American Century California and American Century
Maryland upon which tax counsel will rely. Neither American Century California nor American Century Maryland has sought a tax ruling from the Internal Revenue
Service ("IRS"). The opinion of counsel is not binding on the IRS and does not preclude the IRS from adopting a contrary position.

The foregoing description of the Federal income tax consequences of the merger is made without regard to the particular facts and circumstances of any shareholder of American Century California. The tax consequences to certain shareholders, such as foreign persons and tax-exempt entities, that are subject to special treatment under the Code or under the laws of other jurisdictions may differ materially from those outlined above. All the American Century California shareholders are urged to consult their own tax advisors as to the specific consequences to them of the merger, including the applicability and effect of state, local, foreign and other tax laws.

CONSIDERATION AND RECOMMENDATION BY DIRECTORS.

The Directors reviewed this Proposal with the shareholders interests in mind.
The Directors believe that the proposed amendment of American Century
California's Articles of Incorporation and the proposed Change of Domicile will serve American Century California's shareholders well in the long term by providing the benefits outlined elsewhere in this proxy statement. The Board of
Directors has unanimously approved the proposed Merger Agreement and accompanying amendment and restatement of the articles of incorporation.

If, for any reason, the Proposal is not approved by the shareholders of all
Current Funds, then American Century California will continue to operate as a
California corporation and the Board of Directors may resubmit the matter of amendment of the articles of incorporation and/or change of American Century
California's domicile to the shareholders, or take such other action as it deems appropriate.

OTHER INFORMATION

INVESTMENT ADVISOR AND ADMINISTRATOR. American Century Investment Management,
Inc. is American Century California's investment advisor ("Advisor"). American
Century Services Corporation ("ACSC"), an affiliate of the Advisor, serves as transfer agent and dividend-paying agent for American Century California. It provides physical facilities, computer hardware and software and personnel for the day-to-day administration of the Funds and the Advisor. The Advisor and ACSC
are wholly owned subsidiaries of American Century Companies, Inc. ("ACC"). The
mailing address of ACC, ACSC, the Advisor and the Funds is P.O. Box 419200,
Kansas City, Missouri 64141-6200.

DISTRIBUTOR. American Century Investment Services, Inc. ("ACIS") is American
Century California's principal underwriter. ACIS's mailing address is P.O. Box
419200, Kansas City, Missouri 64141-6200.

SHAREHOLDER REPORTS. Each Fund will furnish, without charge, a copy of its most recent annual and semiannual report upon request. To request these materials, please call us at 1-800-345-2021.

OTHER MATTERS. The Board of Directors of American Century California is not
aware of any other matters that are expected to arise at the Special Meeting. If any other matter should arise, however, the persons named in properly executed proxies have discretionary authority to vote such proxies as they decide.

The Articles of Incorporation and By-laws of American Century California and
American Century Maryland do not provide for annual meetings of shareholders unless required by the Investment Company Act and the Company does not currently intend to hold such a meeting for 2004.

Shareholder proposals for inclusion in a proxy statement for any subsequent meeting of shareholders must be received by American Century California (or
American Century Maryland) within a reasonable period of time prior to any such meeting and must satisfy all applicable federal and state requirements.

SCHEDULE I:

                        AGREEMENT AND ARTICLES OF MERGER

                                     BETWEEN

                AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
                            (a Maryland corporation)

                                       AND

                   AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
                           (a California corporation)

     AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC., a corporation duly organized and existing under the laws of the State of Maryland ("MD Corp") and
AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, a corporation duly organized and existing under the laws of the State of California ("CA Corp"), do hereby certify that:

     FIRST: MD Corp and CA Corp agree to merge.

     SECOND: The name and place of incorporation of each party to this Agreement and Articles of Merger are AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC., a
Maryland corporation, and AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, a
California corporation. MD Corp shall be the successor corporation in the merger.

     THIRD: The date of incorporation of CA Corp was December 31, 1987. CA Corp is incorporated under the California General Corporation Law. CA Corp is not registered or qualified to do business in Maryland.

     FOURTH: MD Corp has its principal office in Maryland in Baltimore City. CA
Corp does not have a principal office in Maryland and does not own an interest in land in Maryland.

     FIFTH: The terms and conditions of the transaction set forth in this
Agreement and Articles of Merger were advised, authorized, and approved by each corporation party to the Agreement and Articles of Merger in the manner and by the vote required by its charter and the laws of the state of its incorporation.
The manner of approval was as follows:

          (a) The Board of Directors of MD Corp, by unanimous written consent dated March 1, 2004, adopted a resolution which approved the Agreement and
     Articles of Merger, declared that the proposed merger was advisable on substantially the terms and conditions set forth or referred to in the resolution and directed that the proposed merger be submitted for consideration by the sole stockholder of MD Corp by written consent. The
     Board of Directors of CA Corp by written consent dated March 1, 2004, adopted a resolution which approved the Agreement and Articles of Merger, declared that the proposed merger was advisable on substantially the terms and conditions set forth or referred to in the resolution and directed that the proposed merger be submitted for consideration at a special meeting of the shareholders of CA Corp.

          (b) Notice of the proposed merger was waived by the sole stockholder of MD Corp and simultaneously the proposed merger was approved by the sole stockholder of MD Corp by written consent dated [______] [__], 2004.

          (c) Notice which stated that a purpose of the special meeting was to act on the proposed merger was given by CA Corp as required by law. The proposed merger was approved by shareholders of CA Corp at a special meeting of shareholders held on April 26, 2004, by at least a majority of all the votes entitled to be cast on the matter.

     SIXTH: The number of shares of stock of all classes which MD Corp has authority to issue is 20 billion shares of Common Stock in total and 2 billion shares in each of the following classes: A(1) Common, A(2) Common, A(3) Common,
A(4) Common, A(5) Common, A(6) Common, A(7) Common, A(8) Common, A(9) Common,
and A(10) Common. The total number of shares of stock of all classes which CA
Corp has authority to issue is 20 billion shares of Common Stock in total and 2 billion shares in each of the following classes: A(1) Common, A(2) Common, A(3)
Common, A(4) Common, A(5) Common, A(6) Common, A(7) Common, A(8) Common, A(9)
Common, and A(10) Common.

     SEVENTH: The merger does not amend the charter of the successor, MD Corp.

     EIGHTH: The terms and conditions of the merger, the mode of carrying the same into effect, the manner and basis of converting or exchanging issued stock of the merging corporations into different stock of a corporation or other consideration, and the treatment of any issued stock of the merging corporations not to be converted or exchanged are as follows:

          (a) The only issued and outstanding share of the Common Stock of MD
     Corp prior to the effective date will be one share, which will be held by
     CA Corp. The share of Common Stock of MD Corp held by CA Corp before the merger shall be cancelled automatically upon effectiveness of the merger.

          (b) Each issued and outstanding share of each class and series of
     Common Stock of CA Corp on the effective date of the merger shall, upon effectiveness and without further act, be automatically converted into and become one share of its corresponding class and series of the Common Stock of MD Corp.

     NINTH: The merger shall become effective at 5:00 p.m. (eastern time) on
April [__], 2004.

     IN WITNESS WHEREOF, AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC., a
Maryland corporation, and AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, a
California corporation, have caused these presents to be signed in their respective names and on their respective behalves by their respective presidents and witnessed by their respective secretaries on [_________] [__], 2004.

WITNESS:  AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.

(a Maryland corporation)

                                     By
----------------------------             -----------------------------
Secretary                                President

WITNESS:  AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS

(a California corporation)

                                     By
----------------------------             -----------------------------
Secretary                                President

SCHEDULE II:

                   AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS

                            ARTICLES OF INCORPORATION

                                    ARTICLE I

     The name of this corporation is

                   AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS

                                   ARTICLE II

     The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of
California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California
Corporations Code.

                                   ARTICLE III

     This corporation is authorized to issue ten classes of shares of stock to be designated as follows: A(1) Common, A(2) Common, A(3) Common, A(4) Common,
A(5) Common, A(6) Common, A(7) Common, A(8) Common, A(9) Common, and A(10)
Common. This corporation is authorized to issue two billion (2,000,000,000)
shares of each of such classes. The shares of each of such classes may be issued in series.

     The Board of Directors of this corporation is authorized to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of any class, including but not limited to the designation of any such series and the number of shares of any such series

     Of the two billion (2,000,000,000) shares of A(1) Common stock that the corporation is authorized to issue, one billion (1,000,000,000) shares are classified into a series designated Series 1A(1) Common stock, to be referred to as Global Gold Fund--Investor Class; two hundred fifty million (250,000,000)
shares are classified into a series designated Series 2A(1) Common stock, to be referred to as Global Gold Fund--Advisor Class. All such series of A(1) Common stock are referred to collectively as Global Gold Fund.

     Of the two billion (2,000,000,000) shares of A(2) Common stock that the corporation is authorized to issue, one billion (1,000,000,000) shares are classified into a series designated Series 1A(2) Common stock, to be referred to as Income & Growth Fund--Investor Class; two hundred fifty million (250,000,000)
shares are classified into a series designated Series 2A(2) Common stock, to be referred to as Income & Growth Fund--Advisor Class; two hundred fifty million
(250,000,000) shares are classified into a series designated Series 3A(2) Common stock, to be referred to as Income & Growth Fund--Institutional Class; two
hundred fifty million (250,000,000) shares are classified into a series designated Series 4A(2) Common stock, to be referred to as Income & Growth
Fund--C Class; (250,000,000) shares are classified into a series designated
Series 4A(2) Common stock, to be referred to as Income & Growth Fund--R Class.
All such series of A(2) Common stock are referred to collectively as Income &
Growth Fund.

     Of the two billion (2,000,000,000) shares of A(3) Common stock that the corporation is authorized to issue, one billion (1,000,000,000) shares are classified into a series designated Series 1A(3) Common stock, to be referred to as Equity Growth Fund--Investor Class; two hundred fifty million (250,000,000)
shares are classified into a series designated Series 2A(3) Common stock, to be referred to as Equity Growth Fund--Advisor Class; two hundred fifty million
(250,000,000) shares are classified into a series designated Series 3A(3) Common stock, to be referred to as Equity Growth Fund--Institutional Class; two hundred fifty million (250,000,000) shares are classified into a series designated
Series 4A(3) Common stock, to be referred to as Equity Growth Fund--C Class; two hundred fifty million (250,000,000) shares are classified into a series designated Series 4A(3) Common stock, to be referred to as Equity Growth Fund--R
Class. All such series of A(3) Common stock are referred to collectively as
Equity Growth Fund.

     Of the two billion (2,000,000,000) shares of A(4) Common stock that the corporation is authorized to issue, one billion (1,000,000,000) shares are classified into a series designated Series 1A(4) Common stock, to be referred to as Utilities Fund--Investor Class; two hundred fifty million (250,000,000)
shares are classified into a series designated Series 2A(4) Common stock, to be referred to as Utilities Fund--Advisor Class. All such series of A(4) Common stock are referred to collectively as Utilities Fund.

     Of the two billion (2,000,000,000) shares of A(6) Common stock that the corporation is authorized to issue, one billion (1,000,000,000) shares are classified into a series designated Series 1A(6) Common stock, to be referred to as Small Company Fund--Investor Class; two hundred fifty million (250,000,000)
shares are classified into a series designated Series 2A(6) Common stock, to be referred to as Small Company Fund--Advisor Class; two hundred fifty million
(250,000,000) shares are classified into a series designated Series 3A(6) Common stock, to be referred to as Small Company Fund--Institutional Class; two hundred fifty million (250,000,000) shares are classified into a series designated
Series 4A(6) Common stock, to be referred to as Small Company Fund--R Class. All such series of A(6) Common stock are referred to collectively as Small Company
Fund.

     Shares of the Global Gold Fund, Income & Growth Fund, Equity Growth
Fund, Utilities Fund and Small Company Fund (each, a "Series") shall have the following preferences and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption:

(1)  ASSETS BELONGING TO A SERIES. All consideration received by this corporation for the issue or sale of shares of a Series of capital stock, together with all assets in which such considerations is invested and reinvested, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall for all purposes irrevocably belong to the Series of capital stock with respect to which such consideration, assets, income, earnings, profits, proceeds, funds or payments were received by the corporation, subject only to the rights of creditors, and shall be so treated upon the books of account of the corporation Any assets, income, earnings, profits, proceeds, funds or payments which are not readily attributable to any particular Series shall be allocated among any one or more of the Series in such manner and on such basis as the Board of Directors, in its sole discretion, shall deem fair and equitable. All consideration, assets, income, earnings, profits, proceeds (including any assets in whatever form derived from the reinvestment of proceeds), funds or payments, belonging or allocated to a Series are herein referred to as
     "assets belonging to" such Series.

(2)  LIABILITIES BELONGING TO A SERIES. The assets belonging to a Series of capital stock shall be charged with the liabilities in respect of such
     Series and shall also be charged with such Series' share of the general liabilities of the corporation determined as hereinafter provided. The determination of the Board of Directors shall be conclusive as to the amount of such liabilities, including the amount of accrued expenses and reserves; as to any allocation of the same to a given Series; and as to whether the same are allocable to one or more Series. Any liabilities which are not readily attributable to any particular Series shall be allocable among any one or more of the Series in such manner and on such basis as the
     Board of Directors, in its sole discretion, shall deem fair and equitable.
     The liabilities so allocated to a Series are herein referred to as
     "liabilities belonging to" such Series.

(3)  DIVIDENDS AND DISTRIBUTIONS. Shares of each Series of capital stock shall be entitled to such dividends and distributions, in stock or in cash or both, as may be declared with respect to such Series from time to time by the Board of Directors, acting in its sole discretion, provided, however, that dividends and distributions on shares of a Series of capital stock shall be paid only out of the lawfully available assets belonging to such
     Series, net of liabilities belonging to such Series.

(4)  LIQUIDATING DIVIDENDS AND DISTRIBUTIONS. In the event of the liquidation or dissolution of the corporation, shareholders of each Series of capital stock shall be entitled to receive, as a Series, out of the assets of the corporation available for distribution to shareholders, but other than general assets not belonging to any particular Series of capital stock, the assets belonging to such Series, net of liabilities belonging to such
     Series; and the assets so distributable to the shareholders of any Series of capital stock shall be distributed among such shareholders in proportion to the number of shares of such Series held by them and recorded on the books of the corporation. In the event that there are any general assets available for distribution that have not been allocated by the Board of
     Directors to any particular Series of capital stock, such assets will be distributed to the holders of stock of all Series of capital stock in proportion to the asset values of the respective Series of capital stock.

(5)  VOTING. A shareholder of each Series shall be entitled to one vote for each dollar of net asset value per share of such Series (calculated as of a record date specified by the Board of Directors), on any matter on which such shareholder is entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. All references in these Articles of Incorporation or the Bylaws to a vote of or the holders of a percentage of Shares shall mean a vote of, or the holders of, that percentage of total votes representing dollars of net asset value of a
     Series or of the corporation, as the case may be.

(6)  REDEMPTION. To the extent the corporation has funds or other property legally available therefor, each holder of shares of a Series of capital stock of the corporation shall be entitled to require the corporation to redeem all or any part of the shares standing in the name of such holder on the books of the corporation, at the redemption price of such shares in effect from time to time as may be determined by the Board of Directors of the corporation in accordance with the provisions hereof, subject to the right of the Board of Directors of the corporation to suspend the right of redemption of shares of capital stock of the corporation or postpone the date of payment of such redemption price in accordance with provisions of applicable law. Without limiting the generality of the foregoing, the corporation shall, to the extent permitted by applicable law, have the right at any time to redeem the shares owned by any holder of any Series of capital stock of the corporation if (i) the value of such shares in the account of such holder is less than the minimum investment amount applicable to that account as set forth in the corporation's then-current registration statement under the Investment Company Act of 1940, or (ii)
     the holder fails to furnish the corporation with the holder's correct taxpayer identification number or social security number and to make such certifications with respect thereto as the corporation may require;
     provided, however, that any such redemptions shall be subject to such further terms and conditions as the Board of Directors of the corporation may from time to time adopt. The redemption price of shares of a Series of capital stock of the corporation shall be the net asset value thereof as determined by, or pursuant to methods approved by, the Board of Directors of the corporation from time to time in accordance with the provisions of applicable law, less such redemption fee or other charge, if any, as may be specified in the corporation's current registration statement under the
     Investment Company Act of 1940 for that Series. Payment of the redemption price shall be made in cash by the corporation at such time and in such manner as may be determined from time to time by the Board of Directors unless, in the opinion of the Board of Directors, which shall be conclusive, conditions exist which make payment wholly in cash unwise or undesirable; in such event the corporation may make payment wholly or partly by securities or other property included in the assets belonging or allocable to the Series of the shares redemption of which is being sought the value of which shall be determined as provided herein.

                                   ARTICLE IV

     The liability of the directors of the corporation for monetary damages shall be eliminated to the fullest extent permissible under California law.

                                    ARTICLE V

     The Corporation is authorized to provide indemnification of agents (as defined in Section 317 of the California Corporations Code) through bylaw provisions, agreements with agents, vote of shareholders or disinterested directors or otherwise, in excess of the indemnification otherwise permitted by
Section 317, subject to the applicable limits set forth in Section 204 of the
California Corporations Code with respect to actions for breach of duty to the corporation and its shareholders.

SCHEDULE III:

                            ARTICLES OF INCORPORATION

                                       OF

                AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.

     FIRST: I, the undersigned, Ward D. Stauffer, whose address is 4500 Main
Street, P.O. Box 418210, Kansas City, Missouri 64111, being at least 18 years of age, do, under and by virtue of the general laws of the State of Maryland, execute and acknowledge these Articles of Incorporation as incorporator with the intention of forming a corporation.

     SECOND: The name of the corporation is:

               "AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC."

     THIRD: The purposes for which the corporation is formed are:

          1. to carry on the business of an investment company; and

          2. to engage in any or all lawful business for which corporations may be organized under the Maryland General Corporation Law except insofar as such business may be limited by the Investment Company Act of 1940 as from time to time amended, or by any other law of the United States regulating investment companies, or by limitations imposed by the laws of the several states wherein the corporation offers its shares.

     FOURTH: The name of the resident agent of the corporation in this state is
The Corporation Trust Incorporated, a corporation of this state, and the address of the resident agent is 300 East Lombard Street, Baltimore, Maryland 21202. The
current address of the principal office of the corporation in the State of
Maryland is c/o The Corporation Trust Incorporated, 300 East Lombard Street,
Baltimore, Maryland 21202.

     FIFTH:

     1.   The total number of shares of stock which the corporation shall have authority to issue is Three Billion (3,000,000,000) shares with a par value of $0.01 each, and an aggregate par value of $30,000,000. All such shares are herein classified as "common stock", provided, however, the Board of
     Directors shall have the power and authority (i) to divide or classify (and reclassify) the shares of common stock into such classes and/or series as the Board of Directors may from time to time determine, (ii) to fix the number of shares of stock in each such class or series, (iii) to increase or decrease the aggregate number of shares of stock of the corporation or the number of shares of stock of any such series or class, and (iv) to set or change the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption thereof that are not stated in these Articles of
     Incorporation.

     2. The preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms or conditions of redemption thereof shall be as follows:

          (a) Holders of shares of stock of the corporation shall be entitled to one vote for each dollar of net asset value per share for each share of stock held on the applicable record date, irrespective of the class or series; provided, however, that (1) matters affecting only one class or series shall be voted upon only by that class or series, and (2) where required by the Investment Company Act of 1940 or the regulations adopted thereunder or any other applicable law, certain matters shall be voted on separately by each class or series of shares affected and not be all classes unless otherwise required by law.

          (b) All payments received by the corporation for the sale of stock of each class or series and the investment and reinvestment thereof and the income, earnings and profits thereon shall belong to the class or series of shares with respect to which such payments were received, and are herein referred to as "assets belonging to" such class or series. Any assets which are not readily identifiable as belonging to any particular class or series shall be allocated to any one or more of any class or series in such manner as the Board of Directors in its sole discretion deems fair and equitable.

          (c) The assets belonging to each class or series shall be charged with the liabilities of the corporation in respect of that class or series, and any liabilities of the corporation that are not readily identifiable as belonging to any particular class or series in such manner as the Board of
     Directors in its sole discretion deems fair and equitable.

          (d) The holders of the outstanding shares of each class or series of capital stock of the corporation shall be entitled to receive dividends from ordinary income and distributions from capital gains of the assets belonging to such class or series in such amounts, if any, and payable in such manner, as the Board of Directors may from time to time determine. To the extent permitted by law, such dividends and distributions may be declared and paid by means of a formula or other method of determination at meetings held less frequently than the declaration and payment of such dividends and distributions.

          (e) To the extent permitted by law, the Corporation may dissolve itself or any class or series thereof by action of the Board of Directors without action by any stockholders. In the event of the liquidation or dissolution of the corporation or of any class or series thereof, stockholders of each class or series shall be entitled to receive the assets belonging to such class or series to be distributed among them in proportion to the number of shares of such class or series held by them. In the event that there are any general assets available for distribution that have not been allocated by the Board of Directors to any particular class or series of capital stock, such assets will be distributed to the holders of stock of all classes and series of capital stock in proportion to the asset values of the respective classes and series of capital stock.

          (f) Each holder of any class or series of stock of the corporation, upon proper documentation and the payment of all taxes in connection therewith, may require the corporation to redeem or repurchase such stock at the net asset value thereof, less a redemption charge or discount, if any, determined by the Board of Directors. Payment shall be made in cash or in kind as determined by the corporation.

          (g) Each holder of any class or series of stock of the corporation may, upon proper documentation and the payment of all taxes in connection therewith, convert the shares represented thereby into shares of stock of any other class or series of the corporation on the basis of their relative net asset values, less a conversion charge or discount, if any, determined by the Board of Directors, provided, however, that the Board of Directors may abolish, limit or suspend such right of conversion.

          (h) The corporation may cause the shares of any class or series owned by any stockholder to be redeemed in cash or in kind under such terms and conditions as from time to time are fixed by the Board of Directors for such class or series.

     SIXTH: The number of directors of the corporation shall not be more than eleven, which number may be changed in accordance with the Bylaws of the corporation but shall never be less than seven. The names of the directors who shall act until the first annual meeting of stockholders and until their successors are elected and qualify are:

                               Albert A. Eisenstat
                               Ronald J. Gilson
                               Kathryn A. Hall
                               William M. Lyons
                               Myron S. Scholes
                               Kenneth E. Scott
                               John B. Shoven
                               Jeanne D. Wohlers

     SEVENTH: The following provisions are hereby adopted for the purpose of defining, limiting and regulating the powers of the corporation, its directors and stockholders:

          1. The Board of Directors has exclusive authority to make, amend, and repeal the Bylaws of the corporation.

          2. No holder of shares of stock of any class or series shall be entitled as a matter of right to subscribe for or purchase or receive any part of any new or additional issue of shares of stock of any class or series or of securities convertible into shares of stock of any class or series, whether now or hereafter authorized or whether issued for money, for a consideration other than money, or by way of dividend.

          3. Notwithstanding any provisions of law requiring a greater proportion than a majority of the votes of all classes or series or of any class or series of stock entitled to be cast to take or authorize any action, the corporation may take or authorize such action with the approval of a majority of the aggregate number of the votes entitled to be cast thereon.

          4. The corporation reserves the right from time to time to make any amendments of its charter, now or hereafter authorized by law, including any amendment which alters the contract rights, as expressly set forth in its charter, or any outstanding stock.

          5. The corporation is not required to hold an annual meeting in any year in which the election of directors is not required to be acted upon under the Investment Company Act of 1940.

          6. Unless a greater number therefor shall be specified in the Bylaws of the corporation, the presence at any stockholders meeting, in person or by proxy, of stockholders entitled to cast one-third of the votes thereat shall be necessary and sufficient to constitute a quorum for the transaction of business at such meeting.

     EIGHTH: No director of this corporation shall be personally liable for monetary damages to the corporation or any stockholder, except to the extent that such exclusion from liability shall be limited pursuant to Section 5-418 of the Courts and Judicial Proceedings Article of the Annotated Code of Maryland or
Section 17 of the Investment Company Act of 1940.

     NINTH: The corporation shall indemnify to the full extent permitted by law each person who has served at any time as director or officer of the corporation, and his heirs, administrators, successors and assigns, against any and all reasonable expenses, including counsel fees, amounts paid upon judgments, and amounts paid in settlement (before or after suit is commenced)
actually incurred by such person in connection with the defense or settlement of any claim, action, suit or proceeding in which he is made a party, or which may be asserted against him, by reason of being or having been a director or officer of the corporation. Such indemnification shall be in addition to any other rights to which such person may be entitled under any law, bylaw, agreement, vote of stockholders, or otherwise. Notwithstanding the foregoing, no officer or director of the corporation shall be indemnified against any liability, whether or not there is an adjudication of liability, arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties within the meaning of Section 17 (and the interpretations thereunder) of the Investment
Company Act of 1940. Any determination to indemnify pursuant to this Article
Ninth shall be made by "reasonable and fair means" within the meaning of Section
17 and shall otherwise comply with the Investment Company Act and interpretations thereunder.

     TENTH: All of the provisions of these Articles of Incorporation are subject to, and shall be effective only in compliance with, the Investment Company Act of 1940, all other applicable laws of the United States, the applicable laws of the several states and the applicable rules and regulations of administrative agencies having jurisdiction, as such laws, rules and regulations may from time to time be amended.

     IN WITNESS WHEREOF, the undersigned, who executed the foregoing Articles of
Incorporation, hereby acknowledges the same to be her act and states, that to the best of her knowledge, information and belief, the matters and facts therein are true in all material respects, and that this statement is made under penalties of perjury.

         Dated this ____ day of February, 2004.

                                /s/ Ward D. Stauffer
                                --------------------------------------
                                Ward D. Stauffer

SCHEDULE IV:
NUMBER OF OUTSTANDING SHARES AS OF FEBRUARY 26, 2004

As of February 26, 2004, the total number of shares of the Funds that were issued and outstanding was as follows:

NAME OF FUND                                           OUTSTANDING SHARES
--------------------------------------------------------------------------------

Name of Fund                                           Outstanding Shares

Equity Growth
         Investor Class                                   1,245,112,481
         Advisor Class                                      119,679,591
         Institutional Class                                 94,651,611
         C Class                                              1,436,558

Global Gold
         Investor Class                                     683,787,842
         Advisor Class                                        3,714,378

Income & Growth
         Investor Class                                   3,849,639,195
         Advisor Class                                      916,906,732
         Institutional Class                                286,559,916
         C Class                                              2,579,911
         R Class                                                 35,415

Small Company
         Investor Class                                     702,728,199
         Advisor Class                                       97,640,957
         Institutional Class                                 64,053,097
         R Class                                                333,874

Utilities
         Investor Class                                     146,423,408
         Advisor Class                                        1,209,228

SCHEDULE V:
PRINCIPAL SHAREHOLDERS AS OF FEBRUARY 26, 2004

Listed below are the persons and entities who were the record or beneficial owners of 5% or more of the shares of each Fund, where applicable, as of
February 26, 2004. Such owners may disclaim beneficial ownership of all or part of the shares listed for them.

                                                                      PERCENTAGE OF   PERCENTAGE OF
                                                                      OUTSTANDING     OUTSTANDING
                                                        AMOUNT OF     SHARES OWNED    SHARES OWNED
FUND/CLASS   SHAREHOLDER                              SHARES OWNED    OF RECORD       BENEFICIALLY(1)

Equity Growth
  Investor Class
    Charles Schwab & Co. Inc.                            8,066,610       13.12%          0%
    San Francisco, California

    Massachusetts Mutual Life                            5,432,825        8.83%          0%
    Insurance Co.
    Springfield, Massachusetts

Equity Growth
  Advisor Class
    Saxon & Co.                                          1,250,614       21.13%          0%
    Philadelphia, Pennsylvania

    Charles Schwab & Co. Inc.                              930,207       15.71%          0%
    San Francisco, California

    Union Bank TR                                          574,852        9.71%          0%
          FBO Select Benefit Omnibus                       574,852           0%       9.71%
          San Diego, California

    Penfirn & Co.                                          387,472        6.54%          0%
    Omaha, Nebraska

    Fulton Financial Adv                                   354,056        5.98%          0%
    Lancaster, Pennsylvania

    American Express Trust Co.                             329,889        5.57%          0%
      FBO American Express Trust                           329,889           0%       5.57%
      Retirement Service Plans
      Minneapolis, Minnesota

    AMFO & Co.                                             319,109        5.39%          0%
    Kansas City, Missouri

Equity Growth
  Institutional Class
    UMB Bank NA TR                                       3,904,412       83.64%          0%
    Phelps Dodge Employee Savings Plan & Trust
    Kansas City, Missouri

    Trustees of American Century P/S &                     570,276       12.21%      12.21%
    401K Savings Plan & Trust
    Kansas City, Missouri

Equity Growth
  C Class
    American Enterprise Investment Svcs                     26,058       36.58%          0%
    Minneapolis, Minnesota

    Mobank & CO. EB                                         14,521       20.38%          0%
    Monroe, Michigan

    Pershing LLC                                             6,555        9.20%          0%
    Jersey City, New Jersey

Global Gold
  Investor Class
    Charles Schwab & Co. Inc.                           12,586,009       22.12%          0%
    San Francisco, California

    Pershing LLC                                         3,492,997        6.13%          0%
    Jersey City, New Jersey

Global Gold
  Advisor Class
     National Inv Svcs.                                     77,639       25.11%          0%
     New York, New York

     National Financial Services Corp.                      66,643       21.56%          0%
     New York, New

     Pershing LLC                                           18,327        5.92%          0%
     Jersey City, New Jersey

     HUBCO Regions Financial Corp.                          15,956        5.16%          0%
     Birmingham, Alabama

     UBS Financial Services Inc.                            15,761        5.09%          0%
       FBO Gregory L. Shaw TTEE FBO                         15,761           0%       5.09%
       Gregory L. Shaw Separate Living Trust
       Hunts Point, Washington

Income & Growth
  Investor Class
    Charles Schwab & Co. Inc.                           17,859,837       13.32%          0%
    San Francisco, California

Income & Growth
  Advisor Class
    Principal Life Insurance                             6,698,379       20.91%          0%
    Des Moines, Iowa

    Nationwide Insurance Company                         5,556,131       17.34%          0%
    Columbus, Ohio

    American Express Trust Co.                           2,843,550        8.87%          0%
      FBO American Express Trust                         2,843,550           0%       8.87%
      Retirement Service Plans
      Minneapolis, Minnesota

    A.G. Edwards & Sons Inc.                             2,480,113        7.74%          0%
    St. Louis, Missouri

    Nationwide Trust Company                             2,280,354        7.11%          0%
    Columbus, Ohio

    Wells Fargo Bank NA                                  1,633,072        5.09%          0%
    Minneapolis, Minnesota

Income & Growth
  Institutional Class
    UMB Bank NA TR                                       2,378,234       23.80%          0%
    Phelps Dodge Employee Savings
    Plan & Trust
    Kansas City, Missouri

    UBATCO & Co.                                         1,580,252       15.82%          0%
      FBO College Savings Plan of Nebraska                                   0%      15.82%
      Lincoln, Nebraska

    UMB Bank TR                                          1,113,624       11.14%          0%
    Navistar International Transportation
    Retirement Savings Plan & Trust
    Kansas City, Missouri

    USAA Federal Savings Bank                              831,966        8.32%          0%
    San Antonio, Texas

    Nationwide Insurance Company                           642,646        6.43%          0%
    Columbus, Ohio

    Charles Schwab & Co. Inc.                              624,394        6.25%          0%
    San Francisco, California

    UMB Bank NA TR                                         514,441        5.15%          0%
    Buckeye Pipeline Services Company
    Retirement and Savings Plan
    Kansas City, Missouri

Income & Growth
  C Class
    Pershing LLC                                            40,570       45.07%          0%
    Jersey City, New Jersey

    Legg Mason Wood Walker Inc.                             20,651       22.94%          0%
    Baltimore, Maryland

    Mobank & Co. EB                                         14,767       16.40%          0%
    Monroe, Michigan

    American Enterprise Investment Svcs                      6,043        6.71%          0%
    Minneapolis, Minnesota

Income & Growth
  R Class
    MCB Trust Svcs                                             895       72.38%          0%
    Life Care Home Svcs of NW Pennsylvania Retirement
    Denver, Colorado

    Mesirow Financial Inc.                                     240       19.39%          0%
    SEP IRA Acct
    Chicago, Illinois

    American Century Investment Management, Inc.               102        8.21%       8.21%
    Kansas City, Missouri

Small Company
  Investor Class
    Charles Schwab & Co. Inc.                           20,528,939       25.89%          0%
    San Francisco, California

    ITT Industries Investment & Savings                  5,096,261        6.42%          0%
    401K Trust FBO Salaried Employees
    Jersey City, New Jersey

Small Company
  Advisor Class
    Charles Schwab & Co. Inc.                            3,074,790       27.69%          0%
    San Francisco, California

    Manufacturers Life Insurance Co. USA                 2,152,730       19.39%          0%
    Toronto, Ontario

    Nationwide Trust Company                             1,161,156       10.45%          0%
    Columbus, Ohio

    Nationwide Insurance Company                           857,761        7.72%          0%
    Columbus, Ohio

    Schwab 529 College Savings Plan                        642,885        5.79%          0%
    Kansas City, Missouri

Small Company
  C Class
    Wachovia Bank                                        2,523,706       34.97%          0%
      FBO Portfolios Strategies Reinv Reinv              1,490,826           0%      20.66%
      Charlotte, North Carolina
      FBO Portfolios Strategies Cash Cash                  867,330           0%      12.02%
      Charlotte, North Carolina

    JPMorgan Chase Bank Trustee                          1,559,884       21.61%          0%
    Collins & Aikman Pension Trust Salaried
    Brooklyn, New York

    Fulvest & Co.                                        1,409,766       19.53%          0%
    Lancaster, Pennsylvania

    The Fulton Co.                                         598,950        8.30%          0%
    Lancaster, Pennsylvania

    Trustees of American Century                           510,372        7.07%       7.07%
    P/S & 401K Savings Plan & Trust
    Kansas City, Missouri

Small Company
  R Class
    MCB Trust Svcs                                          18,264       48.39%          0%
    Life Care Home Svcs of NW Pennsylvania Retirement
    Denver, Colorado

    Fehr & Peers Associates Inc. 401K Profit Sharing Plan   12,217       32.37%          0%
    Lafayette, California

    SafeCo Investment Services Inc.                          6,903       18.29%          0%
    Seattle, Washington

Utilities
  Investor Class
    Charles Schwab & Co. Inc.                            2,464,769       17.45%          0%
    San Francisco, California

Utilities
  Advisor Class
    Charles Schwab & Co. Inc.                               83,920       71.84%          0%
    San Francisco, California

    Susquehanna Trust & Investment                          10,318        8.83%          0%
    TTEE For AE SYS Technologies LLC
    401K Plan Union Employees
    Lititz, Pennsylvania

    Nationwide Trust Company                                10,073        8.62%          0%
    Columbus, Ohio

(1)  If shares are registered in an individual's name or in the name of an intermediary for the benefit of a named party, we report those shares as being beneficially owned. Otherwise, American Century has no information concerning beneficial ownership of fund shares.

NOTES

NOTES

                   AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
                              Income & Growth Fund
                               Equity Growth Fund
                               Small Company Fund
                                Global Gold Fund
                                 Utilities Fund

     PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 26, 2004
           This Proxy is solicited on behalf of the Board of Directors

This proxy shall be voted on the Proposal described in the accompanying proxy statement as specified below. By signing below, I (we) appoint as proxies
Charles A. Etherington, Charles C.S. Park, and Otis H. Cowan, and each of them, as attorneys, with full power of substitution to vote for the undersigned all shares of common stock I (we) own in the fund(s). The authority I am (we are)
granting applies to the above-referenced meeting and any adjournments of that meeting, with all the power I (we) would have if personally present. The shares represented by this proxy shall be deemed to grant authority to vote FOR all proposals relating to the Company or the series or class, as applicable.

YOUR VOTE IS IMPORTANT. Please date and sign this proxy below and either return it in the enclosed envelope to: American Century Investments, c/o Proxy
Tabulator, P.O. Box 9043, Smithtown, NY 11787-9831, or fax both sides to 1-888-
796-9932. If you prefer, you can vote online at https://vote.proxy-direct.com.
This proxy will not be voted unless it is dated and signed exactly as instructed on this card.

                    VOTE VIA THE INTERNET: https://vote.proxy-direct.com
                    VOTE BY TELEPHONE: 1-866-241-6192

                    CONTROL NUMBER: 999 9999 9999 999

                    If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly,
                    either party may sign, but the name of the party signing
                    should conform exactly to the name shown on this proxy card.
                    If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated - for example: "ABC
                    Corp., John Doe, Treasurer."

                    ----------------------------------
                    Signature

                    ----------------------------------
                    Signature (if held jointly)

                    ----------------------------------
                    Date

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Please detach at perforation before mailing.

Please indicate your vote by marking the appropriate box.
The Board of Directors recommends a vote "FOR" the proposal.

FOR     AGAINST     ABSTAIN
/ /       / /         / /

1.          Approval of the change of domicile of American Century
California from California to Maryland pursuant to an agreement and articles of merger whereby American Century California will be merged with and into a newly formed Maryland corporation.

IMPORTANT: PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY.